EGA EMERGING GLOBAL SHARES TRUST

Supplement dated September 5, 2013 to the Prospectus and Statement of Additional Information dated July 29, 2013, for

EGShares GEMS Composite ETF (AGEM)
EGShares Basic Materials GEMS ETF (LGEM)
EGShares Consumer Goods GEMS ETF (GGEM)
EGShares Consumer Services GEMS ETF (VGEM)
EGShares Energy GEMS ETF (OGEM)
EGShares Financials GEMS ETF (FGEM)
EGShares Health Care GEMS ETF (HGEM)
EGShares Industrials GEMS ETF (IGEM)
EGShares Technology GEMS ETF (QGEM)
EGShares Telecom GEMS ETF (TGEM)
EGShares Utilities GEMS ETF (UGEM)
EGShares Emerging Markets Metals & Mining ETF (EMT)
(each, a “Fund” and collectively, the “Funds”)

The Board of Trustees (the “Board”) of the EGA Emerging Global Shares Trust (the “Trust”) has authorized an orderly liquidation of the above Funds, which are each a series of the Trust. None of the other series of the Trust are being liquidated.  The Board has determined that closing and liquidating the Funds is in the best interests of the Funds and their shareholders.

Beginning immediately, through the close of trading on the NYSE Arca on October 4, 2013, the Funds will undertake the process of closing down and liquidating their respective portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with each Fund’s investment objectives and strategies.

The Funds will not accept creation unit orders from authorized participants after September 30, 2013.  Trading on the NYSE Arca for the shares of the Funds will be suspended prior to the open of business on Monday, October 7, 2013.  The final date of trading on the NYSE Arca for the Funds will be Friday, October 4, 2013. Shareholders may sell their holdings on or before October 4, 2013 and may incur customary brokerage charges. Shareholders who do not sell their holdings on or before October 4, 2013 will receive cash equal to the amount of the net asset value of their shares. These payments may be taxable and will include any accrued capital gains and dividends. Each Fund’s net asset value will reflect the costs of closing the Fund as calculated on the liquidation date. In addition, each Fund may also pay a final clean-up distribution of any accrued capital gains and income in an amount necessary to comply with any tax requirements applicable to the Funds to shareholders of record as of the close of trading on NYSE Arca on October 4, 2013.

For additional information regarding the liquidation, shareholders of the Funds may call 1-888-800-4EGS (4347).